                                                             Exhibit 10.17

[Graphic]


                        ENTERTAINMENT BLVD., INC and
                                  InterVU
               Video Content Management & Delivery Services Agreement

The specifics of our agreement are outlined below:


Proposed Term
-------------

      The term will be for 12-months from date of signing.

1. InterVU to Offer:
--------------------

     Applications and Services
     -------------------------

     InterVU to provide, in a non-exclusive manner, the following applications and services to ENTERTAINMENT BLVD., INC.:

     Applications:

     A) Audio/Video-on-Demand

     Video-on-Demand entails a one-to-one unicast model, in which a viewer selects those clips they wish to see or hear. Services involved in this application include Web Site Integration and Content Management & Delivery. ENTERTAINMENT BLVD., INC. may aggregate all of its properties covered by this Agreement together to achieve the volume levels required for discounted pricing for Content Management & Delivery services (bandwidth). Pricing is hosted on MB of data transferred. Please see addendum for specifics.

     For Video-on-Demand, InterVU will provide content management (storage of clips) for the term of this agreement. Clips will be placed on an archive servers(s), with no significant performance reduction.

     1. Services:

     A. Production-Web Site Integration
     Application Broadcast Services, Video-on-Demand

     InterVU will work directly with a designated ENTERTAINMENT BLVD., INC. web site producer to facilitate the inclusion of the video material into each appropriate web page.

[LOGO]

                         ENTERTAINMENT BLVD., INC AND

                                   INTERVU

             VIDEO CONTENT MANAGEMENT & DELIVERY SERVICES AGREEMENT

-------------------------------------------------------------------------------

The specifics of our agreement are outlined below:

PROPOSED TERM

     The term will be for 12-months from date of signing.

I. INTERVU TO OFFER:

     APPLICATIONS AND SERVICES

     InterVU to provide, in a non-exclusive manner, the following applications and services to ENTERTAINMENT BLVD., INC.,

     Applications:

     A) Audio/Video-on-Demand

     Video-on-Demand entails a one-to-one unicast model, in which a viewer selects those clips they wish to see or hear. Services involved in this application include Web Site Integration and Content Management & Delivery. ENTERTAINMENT BLVD., INC. may aggregate all of its properties covered by this agreement together to achieve the volume levels required for discounted pricing for Content Management & Delivery services (bandwidth). Pricing is based on MB of data transferred. Please see addendum for specifics.

     For Video-on-Demand, InterVU will provide content management (storage of clips) for the term of this agreement. Clips will be placed on an archive server(s), with no significant performance reduction.

     1.  Services:

     A.  Production--WebSite Integration
     Applications: Broadcast Services, Video-on-Demand

     InterVU will work directly with a designated ENTERTAINMENT BLVD., INC. web site producer to facilitate the inclusion of the video material into each appropriate web page

     2.  Content Management & Delivery
     Applications: Broadcast Services, Audio/Video-on-Demand

     InterVU will host and deliver ENTERTAINMENT BLVD., INC. content from the InterVU Network, which consists of intelligently distributed video delivery centers colocated across nine major backbone providers to provide premium performance and unmatched scalability. By intelligently managing the video distribution across these multiple backbones and ISP networks, InterVU shall provide to ENTERTAINMENT BLVD., INC. many times the amount of bandwidth and throughput to viewers than a single network provider could provide alone.

     PROMOTIONAL BENEFITS

     ENTERTAINMENT BLVD., INC. BRANDING & TARGETED AUDIENCE BUILDING

     As part of the relationship with ENTERTAINMENT BLVD., INC., InterVU requires ENTERTAINMENT BLVD., INC. to provide InterVU's proprietary multimedia manager through the Eye Q download button on the pages where InterVU hosted content is found. This multimedia software provides direct functional benefits to ENTERTAINMENT BLVD., INC. as well as to the viewer.

     Viewers want to download this free software because doing so installs the player(s) necessary to see ENTERTAINMENT BLVD., INC. multimedia content. Further, it will keep the viewer's player technology current by notifying the viewer that a new version of the player is available, and if prompted, will update that player.

ENTERTAINMENT BLVD., INC. TO PROVIDE:

     INTERNET AND OTHER PROMOTION

     During the term of this agreement, ENTERTAINMENT BLVD., INC. agrees to provide "InterVU Enabled" branding or the "Eye Q download button" on all associated multimedia pages in a mutually agreeable form.

     ENTERTAINMENT BLVD., INC. agrees to provide an encoded feed and clips in any acceptable format for Broadcast Services and Audio/Video-on-Demand content originating from ENTERTAINMENT BLVD., INC., ENTERTAINMENT BLVD., INC. is also responsible for any costs in the production and transmission to InterVU of such feed and clips.

     ENTERTAINMENT BLVD., INC. also agrees to allow InterVU to link to those ENTERTAINMENT BLVD., INC. properties served by InterVU. During the terms of this agreement, InterVU shall be allowed to use ENTERTAINMENT BLVD., INC. property names to reproduce examples of work both on-line and through CD-ROMs or other fixed media.

         ELEMENTS OF INTERVU/ENTERTAINMENT BLVD., INC. AGREEMENT

FINANCIAL CONSIDERATIONS:

     During the Term, the InterVU/ENTERTAINMENT BLVD., INC. Agreement will consist of the following elements:

     BROADCAST SERVICES AND AUDIO/VIDEO-ON-DEMAND

     MONTHLY RECURRING
     InterVU will provide a content management and delivery solution for ENTERTAINMENT BLVD., INC. as described on page #2; ENTERTAINMENT BLVD., INC. is in turn responsible for the digitization and transmission of the encoded material to InterVU. InterVU will provide monthly usage reports for.

     Content will be delivered from an archive server(s) on InterVU's network. Pricing for these services will be per the attached pricing addendum. (see attachment 1-2) AS AN INCENTIVE FOR ENTERTAINMENT BLVD., INC EXECUTING THIS CONTRACT PRIOR TO 2/10/99 INTERVU IS OFFERING A 25% DISCOUNT OFF OF THE ATTACHED PRICE LIST WHEN USED IN CONJUNCTION WITH THIS ONE YEAR AGREEMENT.

     SETUP FEE
     In addition, InterVU shall charge ENTERTAINMENT BLVD., INC. a $5,000 setup fee/deposit which shall be paid to InterVU prior to account activation. This setup fee will be applied to ENTERTAINMENT BLVD., INC.'S 1 year contract.

IVU SERVICE AGREEMENTS:

     IVU's standard terms and conditions are contained in Exhibit I attached (the InterVU Service Agreement) which are included herein by reference.

AGREED AND ACCEPTED

     To indicate your acceptance of the terms and conditions contained in this Agreement, including the Addendum and Exhibit I, please sign in the space provided below.

                                       ACKNOWLEDGED AND AGREED

Edward Hughes                          /s/ Stephen Brown
------------------------               -------------------------
InterVU    (PRINT)                     ENTERTAINMENT BLVD., INC.
(PRINT)


Edward Hughes                          /s/ Stephen Brown  2-8-99
-------------------------              -------------------------
InterVU (signature)  Date              ENTERTAINMENT BLVD., INC.
                                       (signature)  Date

[GRAPHIC]
INTERVU
Where the Web is moving                                               Exhibit I

                          INTERVU SERVICE AGREEMENT

This agreement (the "Agreement") is by and between InterVU Inc. ("InterVU") and Customer for the provision by InterVU of delivery for electronic video content services as more particularly described below. The parties hereby agree as follows:

1. INTERVU SERVICE DESCRIPTION. The InterVU service (the "Service") supports dissemination of Customer's electronic audio/video content through InterVU servers and the global Internet. Content may include multimedia based advertisement, product information, announcements, news, or other information or data, collectively called the "Content".
2. SERVICE COMMENCEMENT AND FEES. Service commencement shall be upon InterVU's receipt of the completed InterVU Service Order Form ("Order Form") and signed Agreement.
3.  TERM/EXTENSION/TERMINATION.
    A. INITIAL TERM AND EXTENSIONS. Service commencement shall be upon InterVU's receipt of the completed InterVU Service Order Form and shall last 3 months. This agreement is subject to month-to-month automatic extensions following the initial three month period until written notice of cancellation is provided to InterVU as provided in 3(B)(3) below.
    B. TERMINATION.
       (1) BY INTERVU FOR NON-PAYMENT. After forty-five (45) days of non-payment from InterVU invoice due date, InterVU may terminate this Agreement and the Service in InterVU's sole discretion. To re-enable Service, repayment of the Service Start-Up charge will be required and payment of any past due balances. Termination for non-payment does not relieve Customer's responsibilities under this Agreement, including but not limited to, its obligation to pay fees up to the date of termination.
       (2) BY INTERVU WITHOUT NOTICE. Should Customer's Content directly or indirectly, actually or allegedly (1) violate any international, United States, foreign, state, local or other applicable law, regulation, rule or order of any applicable regulatory authority or court of competent jurisdiction, (2) infringe or constitute the unauthorized use of any patent right, copyright, trademark, service mark, trade name or other intellectual property right of any third party, (3) constitute, be based on or involve the misappropriation of any trade secret or other intellectual property right of any third party, or (4) be for or involve any defamatory, threatening or obscene purpose or in violation of any community standard, then InterVU may terminate this Agreement and the Service without notice to Customer, but provide a refund to Customer for any unused Service fees.
       (3) BY EITHER PARTY FOR CONVENIENCE. After the initial term of Service, the term shall be month-to-month and either party may terminate this Agreement and the Service for any reason upon thirty (30) days prior written notice.
4.  SERVICE USAGE RESTRICTIONS.

    A. Customer hereby represents and warrants to InterVU, as of the date of this Agreement, as of each date on which Customer continues and/or adds new or modified Content to be hosted by use of the Service, and as of each date on which the term of this Agreement is extended pursuant to Section 3.A above, that neither the Content nor Customer's use of the Service (1) violated any international, United States, foreign, state, local or other applicable law, regulations, rule or order of any applicable regulatory authority or court of competent jurisdiction, (2) infringes or constitutes the unauthorized use of any patent right, copyright, trademark, service mark, trade name or other intellectual property right of any third party, (3) constitutes, is based on or involves the misappropriation of any trade secret or other intellectual property right of any third party, or (4) is used for or involves any defamatory, threatening or obscene purpose.

    B. Customer shall not use the Service, whether in general or with respect to any particular Content, in any manner which directly or indirectly would (1) violate any international, United States, foreign, state, local or other applicable law, regulation, rule or order of any applicable regulatory authority or court of competent jurisdiction, (2) infringe or constitute the unauthorized use of any patent right, copyright, trademark, service mark, trade name or other intellectual property right of any third party, (3) constitute, be based on or involve the misappropriation of any trade secret or other intellectual property right of any third party, or (4) be for or involve any defamatory, threatening or obscene purpose.

5. SERVICE USAGE STATISTICS. Customer authorizes InterVU to distribute the Customer's Service usage statistics to selected and approved recipient without identifying Customer by name.

6. VIDEO GUIDE. Customer authorizes InterVU the right to list and link to the Customer's Web Site from within InterVU's Content Developers Kit and from within InterVU's "Video Guide" or any replacement and/or additional section of its World Wide Web site. InterVU shall have the right to use the name of Customer for InterVU's own promotional use or as required by law.

7. CUSTOMER USE ONLY. This Service is for the Customer's global Internet content offerings only. Customer shall not use the Service as a primary business vehicle of reselling the InterVU Service. Co-Marketing Value-Added Reseller Agreements are available for qualified candidates, subject to the prior express written agreement of InterVU in its sole discretion.

8.  CONTENT PREPARATION AND MANAGEMENT.
    A. Customer has full obligation and responsibility for preparation of Content, including encoding of Content to digital formats as required by the Service, except as otherwise agreed in writing.

    B. Company has full obligation and responsibility for placement and removal of Content hosted on InterVU video servers, except as otherwise agreed in writing. InterVU shall provide Customer with all necessary information, including InterVU video server IP addresses, computer directory name, user account and password information, regarding actions necessary to remove and add Content onto the Service.

9. NO HISTORICAL ARCHIVAL OF CONTENT. While InterVU backs up its server computers as a regular part of its internal systems administration, the Service is for Content hosting and display. InterVU advises Customer that it does not provide or gaurantee any storage or backup of Customer's Content. Customer is responsible for providing any storage, backup and archival history support with respect to its Content, whether created by Customer or for Customer by a different party.

10. CUSTOMER INDEMNITY. Customer expressly acknowledges (1) that Customer is solely responsible for the Content which it selects to be hosted by use of the Service and for all claims, losses, liabilities, damages and expenses that may relate in any manner whatsoever to the Content, and (2) that InterVU is in no way responsible for such Content or for any claims, losses, liabilities, damages and expenses that may relate in any manner whatsoever to such Content. Customer shall defend, indemnify and hold harmless InterVU and its subsidiaries, directors and employees, its agents, shareholders and subcontractors, against any and all claims, losses, liabilities, damages and expenses (including reasonable attorneys' fees and costs) which it or they may suffer or incur in connection with any actual or threatened claim, demand, action or other proceeding by any third party (including any governmental authority) arising from or relating to (1) any misrepresentation or breach of warranty by Customer hereunder, (2) the breach by Customer of any obligation hereunder, or (3) Customer's design, creation, provision or use of information and technologies in their Content, including, but not limited to, any related copyrights, trade secrets, trade names, patents, intellectual property rights or obscenity laws in any country or jurisdiction in which the Content can be viewed or retrieved.

11. WARRANTIES. INTERVU WARRANTS AND REPRESENTS THAT IT HAS THE RIGHT TO ENTER INTO THIS AGREEMENT AND ITS EXECUTION WILL NOT INFRINGE UPON RIGHTS OF ANY 3RD PARTY. INTERVU ALSO INDEMNIFIES CUSTOMER FOR SUCH WARRANTY AND REPRESENTATION. CUSTOMER'S INDEMNITY OF INTERVU SHALL, IN NO EVENT, EXCEED THE AGGREGATE FEES PAYABLE HEREUNDER TO INTERVU.

12. LIMITATION OF LIABILITY. THE LIABILITY OF INTERVU FOR ANY BREACH OF ITS OBLIGATIONS UNDER THIS AGREEMENT OR OTHERWISE RELATING TO THIS AGREEMENT SHALL BE LIMITED TO THE AGGREGATE AMOUNTS ACTUALLY PAID BY CUSTOMER TO INTERVU UNDER THIS AGREEMENT EXCEPT UNDER THE INDEMNITY PROVISION OF
     SECTION 10 ABOVE. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT OR PUNITIVE DAMAGES ARISING OUT OF OR IN RELATION TO THIS AGREEMENT. EXCEPT FOR THE PAYMENT OF ANY MONIES OWED UNDER THIS AGREEMENT, NEITHER PARTY SHALL BE HELD LIABLE OR RESPONSIBLE TO THE OTHER PARTY, NOR BE DEEMED TO HAVE DEFAULTED UNDER OR BREACHED THIS AGREEMENT, FOR FAILURE OR DELAY IN FULFILLING OR PERFORMING ANY TERM OF THIS AGREEMENT TO THE EXTENT, AND FOR SO LONG AS, SUCH FAILURE OR DELAY IS CAUSED BY OR RESULTS FROM CAUSES BEYOND THE REASONABLE CONTROL OF THE AFFECTED PARTY INCLUDING BUT NOT LIMITED TO FIRE, FLOODS, EMBARGOES, WAR, ACTS OF WAR (WHETHER WAR BE DECLARED OR NOT), INSURRECTIONS, RIOTS, CIVIL COMMOTIONS, STRIKES, LOCKOUTS, OR OTHER LABOR DISTURBANCES, ACTS OF GOD, ACTS, OMISSIONS OR DELAYS IN ACTING BY ANY GOVERNMENTAL AUTHORITY OR THE OTHER PARTY. UNDER NO CIRCUMSTANCES, SHALL EITHER PARTY BE LIABLE UNDER ANY THEORY OF LIABILITY OR FOR ANY CLAIMS OR DAMAGES INCLUDING, WITHOUT LIMITATION, INDIRECT, GENERAL, SPECIAL, CONSEQUENTIAL, INCIDENTAL, EXEMPLARY OR OTHER SIMILAR DAMAGES ARISING OUT OF THE USE OF OR INABILITY TO USE ANY PRODUCT, OR SERVICE PROVIDED HEREUNDER OR OTHERWISE RELATING TO THIS AGREEMENT (INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION OR ANY OTHER PECUNIARY LOSS), EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

13. INTELLECTUAL PROPERTY RIGHTS. Except as otherwise provided in this Agreement, under no circumstances shall a party, as a result of this Agreement, obtain any ownership interest or other right in any patents, pending patent applications, trade secrets, copyrights, trademarks, tradenames or other intellectual property rights of the other party.

14. INDEPENDENT CONTRACTORS. The parties acknowledge that InterVU and Customer are independent contractors, and that nothing in this Agreement shall be construed to create a joint venture, partnership or agency relationship between them.

15. NO ASSIGNMENT. Customer shall not assign, transfer or otherwise dispose of this Agreement or any interest therein, whether voluntarily, by operation of law or otherwise, except to an entity either wholly owned by or which substantially or wholly owns Customer, without the prior express written consent of InterVU. Customer shall give express written notice to

     InterVU of any permitted assignment, transfer for other disposition and the permitted assignment or transfer shall expressly agree in writing to be bound by the terms and conditions hereof. Any purported assignment transfer or other disposition shall be void.

16. GENERAL TERMS . In the event of termination of Service hereunder for any reason. Customers's obligations with respect to unpaid Service usage and
     Section 5, the second sentence of 6, 10, 11, 12 and 13 shall survive this Agreement. If any provision of this Agreement is held by a court of competent jurisdiction to be contrary to law, the remaining provisions of this Agreement will remain in full force and effect. This Agreement represents the complete agreement and understanding of this portion, with respect to the subject matter herein, and supersedes any other representation, agreement or understanding, written or oral. In the event of any conflict arising between Customer's purchase under terms and this Agreement, this Agreement shall take precedence. This agreement may be modified only in writing, signed by both parties. This Agreement shall be governed by and construed in accordance with the Laws of the State of California, without regard to the conflicts of law principles thereof. Any action must be brought in the courts of New York or California.

The parties represent and warrant that they have full corporate power and authority to execute and deliver this Agreement and to perform their obligations hereunder, and that the person whose signature appears below is duly authorized to enter into this Agreement on behalf of the party of whom they represent. Each party also represents and warrents that this Agreement is a valid binding and uneforceable agreement against it in accordance with its terms.

In Witness Whereof, the Parties have entered into this Agreement:

/s/ Stephen Brown, CEO
----------------------------------------------------------------------
ENTERTAINMENT BLVD., INC. Representative Title (Print)


/s/ Stephen Brown, CEO                                      2-8-99
----------------------------------------------------------------------
ENTERTAINMENT BLVD., INC. Representative Title (Signature)   Date


/s/ Ed Hughes
----------------------------------------------------------------------
InterVU Representative (Print)


/s/ Edward Hughes                                         2-23-99
----------------------------------------------------------------------
InterVU Representative (Signature)                          Date


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[LOGO]                                  VOD PRICING AND PACKAGING
INTERVU
The Video Delivery Company

ENCODING
--------

       Netshow, RealAudio and Video, Quicktime, MPEG or AVI
       ----------------------------------------------------

       0 to 3 minutes              $100 for the 1st clip (including set up fee)
       each add'l clip      $ 50
       each add'l minute           $ 10
       each add'l format    $  4
       each add'l rate      $  4

       JPEG
       ----

       1 to 3 images        $100 per job (including set up)
       each add'l image     $ 40

VOD DELIVERY    For clips less than 3 minutes
------------

Premium:    $5000 per month, including set up and administration costs and:

            50,000 viewers @ 28.8kbps or 25,000 viewers @ 56kbps

            $1 per subsequent viewer

        WEBSITE INTEGRATION
        -------------------

Standard:    Includes HTML integration, Java scripting, embed or spawning statements to enable website to meet InterVU spec.

             Up to 5 hrs.              $1000 per job (including set up)
             each add'l hour   $ 150

Premium:     Includes Standard plus splash page design (w/o hosting).

             Minimum fee               $3000 per job (including set up)
             each add'l hour   $ 150

STORAGE
-------

First 50MB N/C
Each Additional 1GB $250 per Month for Each Distribution Location.

Please call your InterVU representative for clips longer than 3 minutes in length or for greater volume and/or greater bandwidth considerations.

[LOGO]                                               LIVE BROADCAST PRICING AND
                                                             PACKAGING
INTERVU
The Video Delivery Company

              BROADCAST DELIVERY ONLY - AUDIO AND VIDEO
              -----------------------------------------

Basic:        $1,000 for set up and administration per 0 to 2 hour event.
              $2,000 for set up and administration per 2 to 6 hour event.
              $3,000 for set up and administration per 6 to 10 hour event.

              Includes up to 100 simultaneous viewers @ 28.8kbps or 50 simultaneous viewers @ 56kbps

Standard:     $2,000 for set up and administration per 0 to 2 hour event.
              $4,000 for set up and administration per 2 to 6 hour event.
              $6,000 for set up and administration per 6 to 10 hour event.

              Includes up to 1,000 simultaneous viewers @ 28.8kbps or 500 simultaneous viewers @ 56kbps

Premium:      $ 4,000 for set up and administration per 0 to 2 hour event.
              $ 8,000 for set up and administration per 2 to 6 hour event.
              $12,000 for set up and administration per 6 to 10 hour event.

              Includes up to 5,000 simultaneous viewers @ 28.8kbps or 2,500 simultaneous viewers @ 56kbps

Please call your InterVU representative for broadcast events not specified here.